Exhibit 99.3

September 21, 2004

To:	American Capital Strategies, Ltd.
2 Bethesda Metro Center
14th Floor
Bethesda, Maryland 20814

From:	JPMorgan Chase Bank
125 London Wall
London EC2Y 5AJ
England

From:	J.P. Morgan Securities Inc.,
Solely as Agent
tel: (212) 622-5270
fax: (212) 622-0105

Dear Sirs,

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below.

1.	The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”) and the 2002 ISDA Equity Derivatives Definitions (the “2002 Definitions” and, together with the 2000 Definitions, the “Definitions”), each as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the 2002 Definitions and the 2000 Definitions, the 2002 Definitions will govern. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation evidences a complete and binding agreement between Party A and Party B as to the terms of the Transaction to which this Confirmation relates. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form

A subsidiary of JPMorgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

of the 2002 ISDA Master Agreement (the “Agreement”) as if Party A and Party B had executed an agreement in such form (but without any Schedule except for the election of (i) the laws of the State of New York as the governing law and (ii) United States dollars as the Termination Currency). In the event of any inconsistency between provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of the Transaction to which this Confirmation relates. The parties hereby agree that no Transaction other than the Transaction to which this Confirmation relates shall be governed by the Agreement. For purposes of the 2002 Definitions, the Transaction is a Share Forward Transaction.

Party A and Party B each represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Party A:	JPMorgan Chase Bank, London Branch.

Party B:	American Capital Strategies, Ltd.

Trade Date:	September 21, 2004

Effective Date:	September 24, 2004

Base Amount:	Initially, 4,500,000 Shares. On each Settlement Date, the Base Amount shall be reduced by the number of Settlement Shares for such Settlement Date.

Maturity Date:	September 24, 2005 (or, if such date is not a Scheduled Trading Day, the next following Scheduled Trading Day); provided that if the Maturity Date is a Disrupted Day, then the Maturity Date shall be the first succeeding Scheduled Trading Day that is not a Disrupted Day.

Forward Price:	On the Effective Date, the Initial Forward Price, and, on any other day, the Forward Price as of the immediately preceding calendar day multiplied by

A subsidiary of JPMorgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

the sum of (i) 1 plus (ii) the Daily Rate for such day; provided that on each Forward Price Reduction Date, the Forward Price in effect on such date shall be the Forward Price otherwise in effect on such date minus the Forward Price Reduction Amount for such Forward Price Reduction Date.

Initial Forward Price:	USD $30.18 per Share, which is equal to the public offering price less the underwriting discount.

Daily Rate:	For any day, (i)(A) USD-Federal Funds Rate for such day minus (B) the Spread divided by (ii) 365.

USD-Federal Funds Rate:	For any day, the rate set forth for such day opposite the caption “Federal funds”, as such rate is displayed on the page “FedsOpen <Index> <GO>“ on the BLOOMBERG Professional Service, or any successor page; provided that if no rate appears for any day on such page, the rate for the immediately preceding day for which a rate does so appear shall be used for such day.

Spread:	0.75%

Forward Price Reduction Date:	November 10, 2004, December 28, 2004, February 10, 2005, May 11, 2005, and August 10, 2005.

Forward Price Reduction Amount:	For each Forward Price Reduction Date, the Forward Price Reduction Amount set forth opposite such date on Schedule I.

Shares:	Common Stock, $.01 par value per share, of American Capital Strategies, Ltd. (the “Issuer”) (Exchange identifier: “ACAS”).

Exchange:	NASDAQ National Market.

Related Exchange(s):	All Exchanges.

A subsidiary of JPMorgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

Clearance System:	DTC.

Calculation Agent:	JPMorgan Chase Bank.

Settlement Terms:

Settlement Date:	Any Scheduled Trading Day following the Effective Date and up to and including the Maturity Date, as designated by Party B in a written notice (a “Settlement Notice”) that satisfies the Settlement Notice Requirements and is delivered to Party A at least five Scheduled Trading Days prior to such Settlement Date, which may be the Maturity Date; provided that (i) the Maturity Date shall be a Settlement Date if on such date the Base Amount is greater than zero, and (ii) if any Settlement Date specified above is not an Exchange Business Day, such Settlement Date shall instead be the next Exchange Business Day.

Settlement Shares:	With respect to any Settlement Date, a number of Shares, not to exceed the Base Amount, designated as such by Party B in the related Settlement Notice; provided that (i) Party B must designate as the Settlement Shares for each Settlement Date other than the Maturity Date a number of Shares equal to at least the lesser of (x) 450,000 and (y) the Base Amount on such date, and (ii) on the Maturity Date the number of Settlement Shares shall be equal to the Base Amount on such date.

Settlement:	Physical Settlement.

Exchange Act:	The Securities Exchange Act of 1934, as amended from time to time.

Physical Settlement:	On any Settlement Date, Party B shall deliver to Party A the Settlement Shares for such Settlement Date, and Party A shall deliver to Party B, by wire transfer of immediately available funds to an account designated by Party B, an amount in cash equal to the Physical Settlement Amount for such Settlement Date, on a delivery versus payment basis.

A subsidiary of JPMorgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

Physical Settlement Amount:	For any Settlement Date, an amount in cash equal to the product of (i) the Forward Price on such Settlement Date multiplied by (ii) the number of Settlement Shares for such Settlement Date.

Settlement Currency:	USD.

Failure to Deliver:	Inapplicable.

Adjustments:

Method of Adjustment:	Calculation Agent Adjustment; notwithstanding anything in the 2002 Definitions to the contrary, the Calculation Agent may make an adjustment pursuant to Calculation Agent Adjustment to any one or more of the Base Amount, the Forward Price and any other variable relevant to the settlement or payment terms of the Transaction.

Additional Adjustment:	If, in Party A’s sole judgment, the actual cost to Party A, over any one month period, of borrowing a number of Shares equal to the Base Amount to hedge its exposure to the Transaction exceeds a weighted average rate equal to 75 basis points per annum, the Calculation Agent shall reduce the Forward Price in order to compensate Party A for the amount by which such cost exceeded a weighted average rate equal to 75 basis points per annum during such period. The Calculation Agent shall notify Party B prior to making any such adjustment to the Forward Price and, upon the request of Party B, Party A shall provide an itemized list of its stock loan costs for the applicable one month period.

Account Details:

Payments to Party A:	To be advised under separate cover or telephone confirmed prior to each Settlement Date.

A subsidiary of JPMorgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

Payments to Party B:	To be advised under separate cover or telephone confirmed prior to each Settlement Date.

Delivery of Shares to Party A:	To be advised.

Delivery of Shares to Party B:	To be advised.

3.	Other Provisions:

Conditions to Effectiveness:

The effectiveness of this Confirmation on the Effective Date shall be subject to (i) the condition that the representations and warranties of Party B contained in the Underwriting Agreement dated the date hereof among Party B, Party A and Wachovia Capital Markets, LLC and Citigroup Global Markets Inc. as Representatives of the Several Underwriters (the “Underwriting Agreement”) and any certificate delivered pursuant thereto by Party B are true and correct on the Effective Date as if made as of the Effective Date, (ii) the condition that Party B shall have performed all of the obligations required to be performed by it under the Underwriting Agreement on or prior to the Effective Date, (iii) the satisfaction of all of the conditions set forth in Section 5 of the Underwriting Agreement, (iv) Party B shall have executed a fee letter with J.P. Morgan Securities Inc. relating to the payment of a $2 million engagement fee by Party B and (v) the condition that the following has not occurred: Party A is unable to borrow and deliver for sale a number of Shares equal to the Base Amount or, in Party A’s sole judgment, either it is impracticable to do so or Party A would incur a stock loan cost of more than a rate equal to 100 basis points per annum to do so (in which event this Confirmation shall be effective but the Base Amount for this Transaction shall be the number of Shares Party A is required to deliver in accordance with Section 3(a)(ii) of the Underwriting Agreement).

Additional Representations, Warranties and Agreements of Party B: Party B hereby represents and warrants to, and agrees with, Party A as of the date hereof that:

(a)	Any Shares, when issued and delivered in accordance with the terms of the Transaction, will be duly authorized and validly issued, fully paid and nonassessable, and the issuance thereof will not be subject to any preemptive or similar rights.

A subsidiary of JPMorgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

(b)	Party B has reserved and will keep available at all times, free from preemptive rights, out of its authorized but unissued Shares, solely for the purpose of issuance upon settlement of the Transaction as herein provided, the full number of Shares as shall be issuable at such time upon settlement of the Transaction. Party B shall use its best efforts to ensure that all Shares so issuable shall, upon such issuance, be accepted for listing or quotation on the Exchange.

(c)	Party B agrees to provide Party A at least 30 days’ written notice (an “Issuer Repurchase Notice”) prior to executing any repurchase of Shares by Party B or any of its subsidiaries, whether out of profits or capital or whether the consideration for such repurchase is cash, securities or otherwise (an “Issuer Repurchase”), that alone or in the aggregate would result in the Base Amount Percentage (as defined below) being (i) equal to or greater than 5% of the outstanding Shares and (ii) greater by .5% or more than the Base Amount Percentage at the time of the immediately preceding Issuer Repurchase Notice (or in the case of the first such Issuer Repurchase Notice, greater than the Base Amount Percentage as of the date hereof). The “Base Amount Percentage” as of any day is the fraction (1) the numerator of which is the Base Amount and (2) the denominator of which is the number of Shares outstanding on such day.

(d)	No filing with, or approval, authorization, consent, license registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the execution, delivery and performance by Party B of this Confirmation and the consummation of the Transaction (including, without limitation, the issuance and delivery of Shares on any Settlement Date) except (i) such as have been obtained under the Securities Act, and (ii) as may be required to be obtained under state securities laws.

(e)	Party B agrees not to make any Issuer Repurchase if, immediately following such Issuer Repurchase, the Base Amount Percentage would be equal to or greater than 8.0%.

(f)	Party B shall notify Party A within one Scheduled Trading Day if the net asset value per Share of the Issuer, as calculated by the Issuer, exceeds 75% of the Forward Price on such date, and Party B shall notify Party A as promptly as practicable on any date if the net asset value per Share of the Issuer as a percentage of the Forward Price on such date increases by an additional 5%. Party B shall also notify Party A of the net asset value per Share of the Issuer no later than the Scheduled Trading Day prior to any Settlement Date.

A subsidiary of JPMorgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

(g)	Party B is not insolvent, nor will Party B be rendered insolvent as a result of this Transaction.

(h)	Party B is an “eligible contract participant” (as such term is defined in Section 1(a)(12) of the Commodity Exchange Act, as amended).

(i)	In addition to any other requirements set forth herein, Party B agrees not to elect a Settlement Date if settlement on such Settlement Date would result in a violation of the U.S. federal securities laws or any other federal or state law or regulation applicable to Party B.

Covenant of Party B:

The parties acknowledge and agree that any Shares delivered by Party B to Party A on any Settlement Date will be newly issued Shares and when delivered by Party A (or an affiliate of Party A) to securities lenders from whom Party A (or an affiliate of Party A) borrowed Shares in connection with hedging its exposure to the Transaction will be freely saleable without further registration or other restrictions under the Securities Act of 1933, as amended (the “Securities Act”), in the hands of those securities lenders, irrespective of whether such stock loan is effected by Party A or an affiliate of Party A. Accordingly, Party B agrees that the Settlement Shares that it delivers to Party A on each Settlement Date will not bear a restrictive legend and that such Settlement Shares will be deposited in, and the delivery thereof shall be effected through the facilities of, the Clearance System.

Covenant of Party A:

Unless the provisions set forth below under “Private Placement Procedures” shall be applicable, Party A shall use any Shares delivered by Party B to Party A on any Settlement Date to return to securities lenders to close out open stock loans, if any, with respect to Shares.

Insolvency Filing:

Notwithstanding anything to the contrary herein, in the Agreement or in the Definitions, upon any Insolvency Filing in respect of the Issuer, the Transaction shall automatically terminate on the date thereof without further liability of either party to this Confirmation to the other party (except for any liability in respect of any breach of representation or covenant by a party under this Confirmation prior to the date of such Insolvency Filing).

A subsidiary of JPMorgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

Acceleration Events:

(a)	Stock Borrow Events. Notwithstanding anything to the contrary herein, in the Agreement or in the Definitions, if, in the judgment of Party A, (i) Party A is unable to hedge Party A’s exposure to the Transaction because of the lack of sufficient Shares being made available for Share borrowing by lenders or (ii) Party A would incur a cost to borrow Shares to hedge its exposure to the Transaction that is greater than a rate equal to 100 basis points per annum (each of (i) and (ii) a “Stock Borrow Event”), then Party A shall have the right to designate any Scheduled Trading Day to be a Settlement Date on at least two Scheduled Trading Days’ notice, and to select the number of Settlement Shares for such Settlement Date; provided that the number of Settlement Shares for any Settlement Date so designated by Party A shall not exceed the number of Shares as to which such Stock Borrow Event exists.

(b)	Dividends and Other Distributions. Notwithstanding anything to the contrary herein, in the Agreement or in the Definitions, if on any day occurring after the Trade Date Party B declares a distribution, issue or dividend to existing holders of the Shares of (i) any cash dividend to the extent all cash dividends having an ex-dividend date during the period from and including any Forward Price Reduction Date (with the Trade Date and the Maturity Date being a Forward Price Reduction Date for purposes of this clause (b) only) to but excluding the next subsequent Forward Price Reduction Date exceeds, on a per Share basis, the Forward Price Reduction Amount set forth opposite the first date of any such period on Schedule I or (ii) securities or share capital of another issuer acquired or owned (directly or indirectly) by Party B as a result of a spin-off or other similar transaction or (iii) any other type of securities (other than Shares), rights or warrants or other assets, in any case for payment (cash or other consideration) at less than the prevailing market price as determined by Party A, then Party A shall have the right to designate any Scheduled Trading Day to be a Settlement Date for the entire Transaction on at least three Scheduled Trading Day’s notice.

(c)	Issuer Net Asset Value. Notwithstanding anything to the contrary herein, in the Agreement or in the Definitions, if on any date following the Trade Date and prior to the Maturity Date the net asset value per Share of the Issuer, as most recently calculated by the Issuer, exceeds 90% of the Forward Price on such date, Party A shall have the right to designate any Scheduled Trading Day to be a Settlement Date for the entire Transaction on at least three Scheduled Trading Day’s notice.

A subsidiary of JPMorgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

(d)	Board Approval of Merger. Notwithstanding anything to the contrary herein, in the Agreement or in the Definitions, if on any day occurring after the Trade Date the board of directors of Party B votes to approve any action that, if consummated, would constitute a Merger Event, then Party A shall have the right to designate any Scheduled Trading Day to be a Settlement Date for the entire Transaction on at least three Scheduled Trading Day’s notice. Party B shall notify Party A of any such vote within one Scheduled Trading Day.

(e)	ISDA Early Termination Date. Notwithstanding anything to the contrary herein, in the Agreement or in the Definitions, if either Party A or Party B has the right to designate an Early Termination Date pursuant to Section 6 of the Agreement, such party shall have the right to designate any Scheduled Trading Day to be a Settlement Date for the entire Transaction on at least three Scheduled Trading Days’ notice.

(f)	Other ISDA Events. Notwithstanding anything to the contrary herein, in the Agreement or in the Definitions, if a Nationalization, Delisting or Change in Law occurs, Party A shall have the right to designate any Scheduled Trading Day to be a Settlement Date for the entire Transaction on at least three Scheduled Trading Days’ notice.

Termination Settlement:

If a Settlement Date is designated by Party A as a result of an Acceleration Event (a “Termination Settlement Date”), Physical Settlement shall apply with respect to such Termination Settlement Date.

Private Placement Procedures

If Party B is unable to comply with the provisions of “Covenant of Party B” above because of a change in law or a change in the policy of the Securities and Exchange Commission or its staff, or Party A otherwise determines that in its reasonable opinion any Settlement Shares to be delivered to Party A by Party B may not be freely returned by Party A to securities lenders as described under “Covenant of Party B” above, then delivery of any such Settlement Shares (the “Restricted Shares”) shall be effected pursuant to clause (i) below, unless waived by Party A.

(i)	If Party B delivers the Restricted Shares pursuant to this clause (i) (a “Private Placement Settlement”), then delivery of Restricted Shares by Party B shall be effected in customary private placement procedures with

A subsidiary of JPMorgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

respect to such Restricted Shares reasonably acceptable to Party A; provided that Party B may not elect a Private Placement Settlement if, on the date of its election, it has taken, or caused to be taken, any action that would make unavailable either the exemption pursuant to Section 4(2) of the Securities Act for the sale by Party B to Party A (or any affiliate designated by Party A) of the Restricted Shares or the exemption pursuant to Section 4(1) or Section 4(3) of the Securities Act for resales of the Restricted Shares by Party A (or any such affiliate of Party A). The Private Placement Settlement of such Restricted Shares shall include customary representations, covenants, blue sky and other governmental filings and/or registrations, indemnities to Party A, due diligence rights (for Party A or any designated buyer of the Restricted Shares by Party A), opinions and certificates, and such other documentation as is customary for private placement agreements, all reasonably acceptable to Party A. In the case of a Private Placement Settlement, Party A shall, in its good faith discretion, adjust the amount of Restricted Shares to be delivered to Party A hereunder in a commercially reasonable manner to reflect the fact that such Restricted Shares may not be freely returned to securities lenders by Party A and may only be saleable by Party A at a discount to reflect the lack of liquidity in Restricted Shares. Notwithstanding the Agreement or this Confirmation, the date of delivery of such Restricted Shares shall be the Exchange Business Day following notice by Party A to Party B of the number of Restricted Shares to be delivered pursuant to this clause (i). For the avoidance of doubt, delivery of Restricted Shares shall be due as set forth in the previous sentence and not be due on the Settlement Date or Termination Settlement Date that would otherwise be applicable.

(ii)	If Party B delivers any Restricted Shares in respect of the Transaction, Party B agrees that (i) such Shares may be transferred by and among JPMorgan Chase Bank and its affiliates and (ii) after the minimum “holding period” within the meaning of Rule 144(d) under the Securities Act has elapsed after the applicable Settlement Date, Party A shall promptly remove, or cause the transfer agent for the Shares to remove, any legends referring to any transfer restrictions from such Shares upon delivery by Party A (or such affiliate of Party A) to Party B or such transfer agent of seller’s and broker’s representation letters customarily delivered by Party A or its affiliates in connection with resales of restricted securities pursuant to Rule 144 under the Securities Act, each without any further requirement for the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document, any transfer tax stamps or payment of any other amount or any other action by Party A (or such affiliate of Party A).

A subsidiary of JPMorgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

Maximum Share Delivery:

Notwithstanding any other provision of this Confirmation, in no event will Party B be required to deliver on any Settlement Date, whether pursuant to Physical Settlement, Termination Settlement or any Private Placement Settlement, more than 50,000,000 Shares to Party A, subject to reduction by the amount of any Shares delivered by Party B on any prior Settlement Date.

Market Disruption Event:

Section 6.3(a) of the 2002 Definitions is amended by deleting the words “at any time during the one hour period that ends at the relevant Valuation Time, Latest Exercise Time, Knock-in Valuation Time or Knock-out Valuation Time, as the case may be,”.

Assignment:

Party A may assign or transfer any of its rights or delegate any of its duties hereunder to any affiliate of Party A or any entity organized or sponsored by Party A without the prior written consent of Party B. Notwithstanding any other provision of this Confirmation to the contrary requiring or allowing Party A to purchase or receive any Shares from Party B, Party A may designate any of its affiliates to purchase or receive such Shares or otherwise to perform Party A’s obligations in respect of this Transaction and any such designee may assume such obligations, and Party A shall be discharged of its obligations to Party B to the extent of any such performance.

Upon the written request of Party B, Party A shall use its good faith commercially reasonable efforts to (i) assign all of its rights and obligations under this Transaction to a major financial institution designated by Party B and reasonably acceptable to Party A (the “Assignee”) and (ii) provide the Assignee with the benefit of the hedge position maintained by Party A with respect to the Transaction in a manner and on terms that are commercially reasonably acceptable to Party A and that do not, in the commercially reasonable judgment of Party A (which may be based on advice of counsel), give rise to risk to Party A under applicable U.S. federal and state securities laws and regulations.

A subsidiary of JPMorgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

Matters Relating to Agent:

Each party agrees and acknowledges that (i) J.P. Morgan Securities Inc., as agent, (the “Agent”) acts solely as agent on a disclosed basis with respect to the transactions contemplated hereunder, and (ii) the Agent has no obligation, by guaranty, endorsement or otherwise, with respect to the obligations of either Party B or Party A hereunder, either with respect to the delivery of cash or Shares, either at the beginning or the end of the transactions contemplated hereby. In this regard, each Party A and Party B acknowledges and agrees to look solely to the other for performance hereunder, and not to the Agent.

Indemnity

Party B agrees to indemnify Party A and its affiliates and their respective directors, officers, agents and controlling parties (Party A and each such affiliate or person being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities, joint and several, incurred by or asserted against such Indemnified Party arising out of, in connection with, or relating to, the execution or delivery of this Confirmation, the performance by the parties hereto of their respective obligations under the Transaction, any breach of any covenant or representation made by Party B in this Confirmation or the Agreement or the consummation of the transactions contemplated hereby and will reimburse any Indemnified Party for all reasonable expenses (including reasonable legal fees and expenses) as they are incurred in connection with the investigation of, preparation for, or defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto. Party B will not be liable under this Indemnity paragraph to the extent that any loss, claim, damage, liability or expense is found in a final and nonappealable judgment by a court to have resulted from Party A’s gross negligence or willful misconduct.

Miscellaneous

Non-Reliance:                                                      Applicable

Additional Acknowledgements:                      Applicable

Agreements and Acknowledgments

Regarding Hedging Activities:                        Applicable

A subsidiary of JPMorgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

4.	The Agreement is further supplemented by the following provisions:

No Collateral or Setoff:

Notwithstanding Section 6(f) or any other provision of the Agreement or any other agreement between the parties to the contrary, the obligations of Party B hereunder are not secured by any collateral. Obligations under this Transaction shall not be set off against any other obligations of the parties, whether arising under the Agreement, this Confirmation, under any other agreement between the parties hereto, by operation of law or otherwise, and no other obligations of the parties shall be set off against obligations under this Transaction, whether arising under the Agreement, this Confirmation, under any other agreement between the parties hereto, by operation of law or otherwise, and each party hereby waives any such right of setoff. In calculating any amounts under Section 6(e) of the Agreement, notwithstanding anything to the contrary in the Agreement, (a) separate amounts shall be calculated as set forth in such Section 6(e) with respect to (i) this Transaction and (ii) all other Transactions, and (b) such separate amounts shall be payable pursuant to Section 6(d)(ii) of the Agreement.

Status of Claims in Bankruptcy:

Party A acknowledges and agrees that this confirmation is not intended to convey to Party A rights with respect to the transactions contemplated hereby that are senior to the claims of common stockholders in any U.S. bankruptcy proceedings of Party B; provided, however, that nothing herein shall limit or shall be deemed to limit Party A’s right to pursue remedies in the event of a breach by Party B of its obligations and agreements with respect to this Confirmation and the Agreement; and provided further, that nothing herein shall limit or shall be deemed to limit Party A’s rights in respect of any transaction other than the Transaction.

Limit on Beneficial Ownership:

Notwithstanding any other provisions hereof, Party A shall not be entitled to receive Shares hereunder (whether in connection with the purchase of Shares on any Settlement Date or any Termination Settlement Date, any Private Placement Settlement or otherwise) to the extent (but only to the extent) that such receipt would result in JPMorgan Chase & Co. directly or indirectly beneficially owning (as such term is defined for purposes of Section 13(d) of the Exchange Act) at any time in excess of 9% of the outstanding Shares. Any purported delivery hereunder shall be void and have no effect to the extent (but only to the extent) that such delivery would result in JPMorgan Chase & Co. directly or indirectly so beneficially owning in excess of 9% of the outstanding Shares. If any delivery owed to Party A hereunder is not made, in whole or in part, as a result of this

A subsidiary of JPMorgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

provision, Party B’s obligation to make such delivery shall not be extinguished and Party B shall make such delivery as promptly as practicable after, but in no event later than one Exchange Business Day after, Party A gives notice to Party B that such delivery would not result in JPMorgan Chase & Co. directly or indirectly so beneficially owning in excess of 9% of the outstanding Shares.

Miscellaneous:

(a)	Addresses for Notices. For the purpose of Section 12(a) of the Agreement:

   Address for notices or communications to Party A:

Address:	JPMorgan Chase Bank
277 Park Avenue
9th Floor
New York, NY 10172
Attention:	Equity Derivatives Group
Telephone No.:	(212) 622-5270
Facsimile No.:	(212) 622-0105

With a copy to:

Address:	JPMorgan Chase Bank
277 Park Avenue
11th Floor
New York, NY 10172
Attention:	Equity Derivatives Group – Marketing Support
Telephone No.:	(212) 622-6707
Facsimile No.:	(212) 622-8534

   Address for notices or communications to Party B:

Address:	American Capital Strategies, Ltd.
2 Bethesda Metro Center
14th Floor
Bethesda, Maryland 20814

Attention:	Compliance Officer
Telephone No.:	(301) 951-6122
Facsimile No.:	(301) 654-6714

A subsidiary of JPMorgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

(b)	Waiver of Right to Trial by Jury. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Confirmation. Each party (i) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of such a suit action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Confirmation by, among other things, the mutual waivers and certifications herein.

(c)	London Branch. Party A is entering into this Confirmation and the Agreement through its London branch. Notwithstanding the foregoing, Party A represents to Party B that the obligations of Party A are the same as if it had entered into this Confirmation and the Agreement through its head or home office in New York.

Party B Representations and Agreements.

Party B (i) has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of entering into this Transaction; (ii) has consulted with its own legal, financial, accounting and tax advisors in connection with this Transaction; and (iii) is entering into this Transaction for a bona fide business purpose.

Party B is not and has not been the subject of any civil proceeding of a judicial or administrative body of competent jurisdiction that could reasonably be expected to impair materially Party B’s ability to perform its obligations hereunder.

Party B will by the next succeeding Business Day notify Party A upon obtaining knowledge of the occurrence of any event that would constitute an Event of Default, a Potential Event of Default or a Potential Adjustment Event.

Acknowledgements.

The parties hereto intend for:

(a)	this Transaction to be a “securities contract” as defined in Section 741(7) of Title 11 of the United States Code (the “Bankruptcy Code”), qualifying for the protections under Section 555 of the Bankruptcy Code;

A subsidiary of JPMorgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

(b)	a party’s right to liquidate this Transaction and to exercise any other remedies upon the occurrence of any Event of Default under the Agreement with respect to the other party to constitute a “contractual right” as defined in the Bankruptcy Code;

(c)	Party A to be a “financial institution” within the meaning of Section 101(22) of the Bankruptcy Code;

(d)	all payments for, under or in connection with this Transaction, all payments for the Shares and the transfer of such Shares to constitute “settlement payments” as defined in the Bankruptcy Code; and

(e)	the Transaction is a firm commitment for Party B to sell and Party A to purchase a number of Shares equal to the Base Amount, subject to adjustment as set forth herein.

Severability.

If any term, provision, covenant or condition of this Confirmation, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable in whole or in part for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Confirmation had been executed with the invalid or unenforceable provision eliminated, so long as this Confirmation as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Confirmation and the deletion of such portion of this Confirmation will not substantially impair the respective benefits or expectations of parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6 or 13 of the Agreement (or any definition or provision in Section 14 to the extent that it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable. If any term, provision, covenant or condition of this Confirmation shall be held to be invalid or unenforceable in whole or in part for any reason and the deletion of such portion of this Confirmation would substantially impair the respective benefits or expectations of parties to this Agreement, Party A and Party B shall negotiate in good faith to make any changes to the Confirmation necessary to best preserve the validity and enforceability of this Confirmation and the economic terms of the Transaction to both parties to the fullest extent possible.

A subsidiary of JPMorgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

[Remainder of page intentionally left blank]

A subsidiary of JPMorgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.

Yours faithfully,

J.P. MORGAN SECURITIES INC., as agent for JPMorgan Chase Bank

By:	/S/ JAMES A. ROTHSCHILD
Name: Title:	James A. Rothschild Vice President

Confirmed as of the date first written above:

AMERICAN CAPITAL STRATEGIES, LTD.

By:	/S/ JOHN ERICKSON
Name: Title:	John Erickson Executive Vice President and Chief Financial Officer

A subsidiary of JPMorgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

SCHEDULE I

Forward Price Reduction Amount
Trade Date	$0.00
November 10, 2004	$0.73
December 28, 2004	$0.06
February 10, 2005	$0.73
May 11, 2005	$0.75
August 10, 2005	$0.77
Maturity Date	$0.00

A subsidiary of JPMorgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.